UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2020

Carey Watermark Investors 2 Incorporated

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55461	46-5765413
(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 –– Entry into a Material Definitive Agreement.

As previously announced, on October 22, 2019, Carey Watermark Investors Incorporated (“CWI 1”), Carey Watermark Investors 2 Incorporated (“CWI 2”), and Apex Merger Sub LLC (“Merger Sub”) entered into an Agreement and Plan of Merger (the “merger agreement”). The merger agreement provides that either CWI 1 or CWI 2 may terminate the merger agreement if the merger contemplated thereby is not consummated on or before 11:59 p.m., New York time, on March 31, 2020 (the “Outside Date”).

On March 27, 2020, CWI 1, CWI 2, and Merger Sub entered into a letter agreement (the “letter agreement”) to extend the Outside Date to May 31, 2020.

The foregoing description of the letter agreement does not purport to be complete and is qualified in its entirety by reference to the letter agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of CWI 2 or CWI 1 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. The forward-looking statements include but are not limited to statements regarding: projections as to the anticipated benefits of the proposed transaction; the ability to close the proposed transaction; the strategic rationale and transaction benefits; the combined company’s corporate strategy and capital structure; the ability to execute future liquidity transactions including a public listing or initial public offering; and estimated or future economic performance and results, including the amount and timing of any future cost savings, synergies, dividends, profitability, distribution coverage, reduction of indebtedness, asset sales and estimated future growth.

The statements are based on the current expectations, estimates, assumptions and projections of CWI 2’s and CWI 1’s management. It is important to note that actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on CWI 2’s or CWI 1’s business, financial condition, liquidity, results of operations, earnings metrics, funds from operations (“FFO”) metrics, and prospects. You should exercise caution in relying on forward-looking statements as they involve known and unknown risks, uncertainties and other factors that may materially affect our future results, performance, achievements or transactions. Information on factors that could impact actual results and cause them to differ from what is anticipated in these forward-looking statements is included in CWI 2’s and CWI 1’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including but not limited to those described in the Joint Proxy Statement/Prospectus dated January 13, 2020, as supplemented from time to time, in Item 1A. Risk Factors in CWI 2’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 12, 2020, and in Item 1A. Risk Factors in CWI 1’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 15, 2019. Moreover, because CWI 2 and CWI 1 operate in a very competitive and rapidly changing environment, new risks are likely to emerge from time to time. Given these risks and uncertainties, potential investors are cautioned not to place undue reliance on these forward-looking statements as a prediction of future results, which speak only as of the date of this filing, unless noted otherwise. Except as required by federal securities laws and the rules and regulations of the SEC, CWI 2 and CWI 1 do not undertake to revise or update any forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, and there shall not be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the federal securities laws. CWI 2 filed a Registration Statement on Form S-4 with the SEC, which was declared effective on January 13, 2020, and CWI 1 and CWI 2 mailed the Joint Proxy Statement/Prospectus and other relevant documents to their security holders in connection with the proposed transaction on January 16, 2020, as supplemented from time to time. CWI 2 also filed a Notice of Change of Information, dated March 24, 2020, and CWI 1 and CWI 2 mailed the Notice of Change of Information on March 24, 2020.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY CWI 2 AND CWI 1 IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CWI 2, CWI 1, AND THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY.

Investors and security holders are able to obtain these materials and other documents, free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials will also be available free of charge at CWI 2’s website (http://www.careywatermark2.com) or CWI 1’s website (http://www.careywatermark.com).

Participants in the Proxy Solicitation

Information regarding CWI 2’s directors and executive officers is available in its Joint Proxy Statement/Prospectus filed with the SEC by CWI 2 on January 13, 2020, as supplemented from time to time, in connection with its special meeting of stockholders, and information regarding CWI 1’s directors and executive officers is available in its Joint Proxy Statement/Prospectus filed with the SEC by CWI 1 on January 13, 2020, as supplemented from time to time.

Item 9.01 –– Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Letter agreement, dated March 27, 2020, by and among Carey Watermark Investors Incorporated, Carey Watermark Investors 2 Incorporated, and Apex Merger Sub LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carey Watermark Investors 2 Incorporated

Date: March 31, 2020	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary